SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

________________________

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2010

MSCI Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33812		13-4038723
(Commission File Number)		(IRS Employer Identification No.)

88 Pine Street, New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 804-3900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, in connection with the proposed merger pursuant to which MSCI Inc. (“MSCI”) will acquire RiskMetrics Group, Inc., MSCI entered into a commitment letter (the “Commitment Letter”) on February 28, 2010 with Morgan Stanley Senior Funding, Inc. (“MSSF”) pursuant to which MSSF committed to provide senior secured credit facilities in an aggregate amount of $1,375 million comprised of (i) $1,275 million under a six-year term loan facility (the “Term Loan”) and (ii) $100 million under a five-year revolving credit facility (the “Revolving Credit Facility”).

On March 23, 2010, MSCI entered into (i) a syndication agent commitment letter (the “Syndication Agent Commitment Letter”) with Credit Suisse Securities (USA) LLC and Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”) and MSSF and (ii) a documentation agent commitment letter (the “Documentation Agent Commitment Letter”) with Banc of America Securities LLC and Bank of America, N. A. (“Bank of America”) and MSSF, pursuant to which (a) each of Credit Suisse and Bank of America committed to provide $127.5 million of the Term Loan (subject to pro rata reduction if the aggregate commitments in respect of the Term Loan are permanently reduced pursuant to the terms of the Commitment Letter) and $10.0 million of the Revolving Credit Facility, subject to and on the terms and conditions set forth in the Commitment Letter and (b) the commitments of MSSF under the Commitment Letter with respect to the Term Loan and the Revolving Credit Facility were reduced by the aggregate amount of commitments provided by Credit Suisse and Bank of America with respect to the Term Loan and the Revolving Credit Facility.

The foregoing description of the Syndication Agent Commitment Letter and the Documentation Agent Commitment Letter does not purport to be complete and is qualified in its entirety by reference to (i) the Syndication Agent Commitment Letter, which is filed as Exhibit 10.1 hereto, and is incorporated into this report by reference and (ii) the Documentation Agent Commitment Letter, which is filed as Exhibit 10.2 hereto, and is incorporated into this report by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.	Description

10.1	Syndication Agent Commitment Letter dated as of March 23, 2010 among Morgan Stanley Senior Funding, Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch and MSCI Inc.

10.2	Documentation Agent Commitment Letter dated as of March 23, 2010 among Morgan Stanley Senior Funding, Inc., Banc of America Securities LLC, Bank of America, N.A. and MSCI Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date:	March 26, 2010	By:	/s/ Henry Fernandez
			Name:	Henry Fernandez
			Title:	Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Syndication Agent Commitment Letter dated as of March 23, 2010 among Morgan Stanley Senior Funding, Inc., Credit Suisse Securities (USA) LLC, Credit Suisse AG, Cayman Islands Branch and MSCI Inc.

10.2	Documentation Agent Commitment Letter dated as of March 23, 2010 among Morgan Stanley Senior Funding, Inc., Banc of America Securities LLC, Bank of America, N.A. and MSCI Inc.